Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity awards granted to our executive officers, including our named executive officers, in fiscal 2024 were granted under our stock option plan, which authorizes the issuance of stock option awards to eligible employees. Equity awards for all executive officers are approved by our board of directors upon a recommendation by our compensation committee.
The exercise price of stock options is rounded up to the nearest dollar from the closing stock price on the date of the grant and is above the fair market value of our common stock on the date of the grant. Equity awards are granted on the first trading day of the fiscal year and are consistent with our annual compensation cycle. The dates for these grants are typically predetermined a year or more in advance on a fairly consistent cadence year-over-year and align with the Fastenal blackout period.
As a result, in all cases, the timing of grants of equity awards occurs independent of the release of any material nonpublic information, and we do not backdate grants of awards and do not have any program, plan, or practice to select equity award grant dates for executive officers in coordination with the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	Equity awards are granted on the first trading day of the fiscal year and are consistent with our annual compensation cycle. The dates for these grants are typically predetermined a year or more in advance on a fairly consistent cadence year-over-year and align with the Fastenal blackout period.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
MNPI Disclosure Timed for Compensation Value	false